UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2019

SELECT BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-50400	20-0218264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina	28334
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (910) 892-7080

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       On January 22 and 23, 2019, Select Bancorp, Inc. (the “Company”), and its wholly owned subsidiary, Select Bank & Trust Company (the “Bank”), entered into amendments to their employment agreements with two executive officers. These amendments are summarized below and included as exhibits to this report. The descriptions of the amendments set forth below do not purport to be complete and are qualified in their entirety by reference to the full text of such amendments, copies of which are included as exhibits to this report and are incorporated herein by reference. Capitalized terms appearing below are defined in the applicable amendment and underlying agreement.

First Amendment to Employment Agreement with Mark A. Jeffries. On January 23, 2019, the Company and the Bank entered into a First Amendment to Employment Agreement with Mark A. Jeffries. Mr. Jeffries is executive vice president and chief financial officer of the Company and the Bank. Mr. Jeffries originally entered into an Employment Agreement with the Company and the Bank effective September 25, 2014. The Employment Agreement was filed as Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commission on March 31, 2015.

The First Amendment modifies Paragraph 8 of the Employment Agreement, which sets forth the benefits payable to Mr. Jeffries in the event of a Change in Control of the Bank. Under the terms of the First Amendment, Mr. Jeffries is entitled to a lump sum cash payment equal to 299% of his “base amount,” as defined in the Internal Revenue Code, in certain circumstances following a Change in Control of the Bank. The benefit will be payable if the Bank terminates Mr. Jeffries’s employment other than for Cause or disability or if Mr. Jeffries terminates his employment following a Termination Event, in either case within one year after a Change in Control. A Termination Event includes any of the following events:

•	If Mr. Jeffries is assigned duties and/or responsibilities that are inconsistent with his position, duties, responsibilities, or status at the time of the Change in Control or with his reporting responsibilities or titles with the Bank in effect at such time;

•	If Mr. Jeffries’s annual base salary is reduced below the amount in effect as of the effective date of the Change in Control;

•	If Mr. Jeffries’s life insurance, major medical insurance, disability insurance, dental insurance, stock option plans, stock purchase plans, deferred compensation plans, management retention plans, retirement plans, or similar plans or benefits being provided by the Company as of the effective date of the Change in Control are reduced in their level, scope, or coverage, or any such insurance, plans, or benefits are eliminated, unless such reduction or elimination applies proportionately to all salaried employees of the Company who participated in such benefits prior to such Change in Control; or

•	If Mr. Jeffries is transferred to a location outside of Harnett County, North Carolina, without his express written consent.

The version of the Employment Agreement previously in effect provided for a lump sum cash payment equal to 200% of Mr. Jeffries’s “base amount” in certain circumstances following a Change in Control.

First Amendment to Employment Agreement with W. Keith Betts. On January 22, 2019, the Company and the Bank entered into a First Amendment to Employment Agreement with W. Keith Betts. Mr. Betts is executive vice president and chief banking officer of the Company and the Bank. Mr. Betts originally entered into an Employment Agreement with the Company and the Bank effective January 11, 2017. The Employment Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 12, 2017.

The First Amendment modifies Paragraph 8 of the Employment Agreement, which sets forth the benefits payable to Mr. Betts in the event of a Change in Control of the Bank. Under the terms of the First Amendment, Mr. Betts is entitled to a lump sum cash payment equal to 299% of his “base amount,” as defined in the Internal Revenue Code, in certain circumstances following a Change in Control of the Bank. The benefit will be payable if the Bank terminates Mr. Betts’s employment other than for Cause or disability or if Mr. Betts terminates his employment following a Termination Event, in either case within one year after a Change in Control. A Termination Event includes any of the following events:

•	If Mr. Betts is assigned duties and/or responsibilities that are inconsistent with his position, duties, responsibilities, or status at the time of the Change in Control or with his reporting responsibilities or titles with the Bank in effect at such time;

•	If Mr. Betts’s annual base salary is reduced below the amount in effect as of the effective date of the Change in Control;

•	If Mr. Betts’s life insurance, major medical insurance, disability insurance, dental insurance, stock option plans, stock purchase plans, deferred compensation plans, management retention plans, retirement plans, or similar plans or benefits being provided by the Company as of the effective date of the Change in Control are reduced in their level, scope, or coverage, or any such insurance, plans, or benefits are eliminated, unless such reduction or elimination applies proportionately to all salaried employees of the Company who participated in such benefits prior to such Change in Control; or

•	If Mr. Betts is transferred to a location outside of New Hanover County, North Carolina, without his express written consent.

The version of the Employment Agreement previously in effect provided for a lump sum cash payment equal to 200% of Mr. Betts’s “base amount” in certain circumstances following a Change in Control.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	First Amendment to Employment Agreement with Mark A. Jeffries, effective January 23, 2019

10.2	First Amendment to Employment Agreement with W. Keith Betts, effective January 22, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT BANCORP, INC.

Date: January 28, 2019	By:	/s/ Mark A. Jeffries
Mark A. Jeffries
Executive Vice President and Chief Financial Officer